UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOSPITALITY INVESTORS TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PLEASE VOTE NOW

IMPORTANT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

Hospitality Investors Trust, Inc. recently sent you proxy materials regarding the upcoming Annual Meeting of Stockholders that is scheduled for 10:00 am Eastern on June 27, 2017.

We appreciate your investment and want to acknowledge your past participation in our previous campaigns as having an impact in helping us achieve needed votes.

We have not yet received your vote in connection with this year’s annual meeting and ask that you place your vote today. This proxy includes only two ordinary course matters – (1) the election of five members to the Board of Directors and (2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2017.

Proxy solicitation costs are borne by the company and its stockholders.  These costs can be substantial.  Voting today will help us manage such costs and will avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings to you. We urge you to vote as soon as possible in order to allow Hospitality Investors Trust, Inc. to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote matters and is important no matter how many shares you own. Please vote promptly so your vote can be received prior to the June 27, 2017 Annual Meeting of Stockholders.

We have made it very quick and easy for you to vote. Please choose one of the following voting methods to cast your vote today:

•      Speak with a Proxy Voting Specialist Live – Please call Broadridge at 1-855-601-2247 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.

OR

•      Use the Automated Line - If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.

Vote Online at www.proxyvote.com/HIT - Enter the control number on the voting instruction form provided and follow the prompts.
Vote by Mail - Complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided as soon as possible.

THANK YOU IN ADVANCE FOR YOUR VOTE

2017 Annual Meeting June 27, 2017

Important proxy voting material is ready for your action.

This email represents the following share(s):
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.	123,456,789,012.00000

Three Ways to Vote
Now via ProxyVote	Vote By June 26, 2017 11:59 PM ET
At the Meeting
By Phone 1.800.690.6903	Control Number: 0123456789012345

Dear Stockholder:

We have not yet received your vote in connection with Hospitality Investors Trust, Inc.'s Annual Meeting and ask that you place your vote today.

The meeting is scheduled for June 27, 2017 and includes only ordinary course matters including the election of board members and ratification of the appointment of our independent registered public accounting firm. According to our latest records, we have not received your vote. I urge you to vote as soon as possible! Your vote is critical, so that Hospitality Investors Trust can hold the meeting as scheduled.

Proxy solicitation costs are borne by the company and its stockholders. These costs can be substantial. Voting today will help manage these costs and will avoid the need for Broadridge, the Hospitality Investors Trust, Inc. proxy solicitor, to initiate further calls or mailings to you. We urge you to vote as soon as possible in order to allow the company to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote matters and is important no matter how many shares you own. Please vote promptly so your vote can be received prior to the June 27, 2017 Annual Meeting of Stockholders.

Please call Broadridge at 855-601-2247 to speak with an agent for live assistance with voting your shares.

Important

Materials

   10-K Report

   Proxy Statement

For holders as of April 26, 2017